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                                                              EXHIBIT 99.13

                  MONTHLY CERTIFICATEHOLDERS' STATEMENT 1995-3

                         [Exhibit Begins on Next Page]
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                    [LETTERHEAD OF FIRST USA APPEARS HERE]


                    MONTHLY  CERTIFICATEHOLDERS'  STATEMENT

                                FIRST USA BANK

                -----------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1995-3
                -----------------------------------------------

              Monthly Period:                       05/01/96  to
                                                    05/31/96
              Distribution Date:                    06/17/96
              Transfer Date:                        06/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with the respect to Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1995-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------
     1. The total amount of the distribution to Certificateholders on the Distribution
        Date per $1,000 original certificate principal amount

                                       Class A                    $5.07604166
                                       Class B                     5.23187508
                                       Collateral Inv. Amt.        5.67187505
                                                               --------------
                                       Total (weighted avg.)      $5.14873334

     2. The amount of the distribution set
        forth in paragraph 1 above in
        respect of interest on the
        Certificates, per $1,000 original
        certificate principal amount   Class A                    $5,07604166
                                       Class B                    $5.23187508
                                       Collateral Inv. Amt.       $5.67187505
                                                               --------------
                                       Total (weighted avg.)      $5.14873334

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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                 Series 1995-3
Page 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
        $1,000 original certificate
        principal amount

                                       Class A                          $0.00
                                       Class B                           0.00
                                       Collateral Inv. Amt.              0.00
                                                              ---------------
                                       Total                            $0.00


B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.  Allocation of Principal Receivables.
         ------------------------------------

         The aggregate amount of Allocations of
         Principal Receivables processed during
         the Monthly Period which were allocated
         in respect of the Certificates

                                       Class A                $ 88,867,303.78
                                       Class B                   6,954,266.17
                                       Collateral Inv. Amt.     11,233,939.14
                                                              ---------------
                                       Total                  $107,055,509.09
                                                              ===============

     2.  Allocation of Finance Charge Receivables.
         -----------------------------------------
         (a)   The aggregate amount of Allocations
               of Finance Charge Receivables
               processed during the Monthly Period
               which were allocated in respect of
               the Certificates

                                       Class A                 $12,252,054.31
                                       Class B                     959,498.23
                                       Collateral Inv. Amt.      1,549,958.68
                                                              ---------------
                                       Total                   $14,761,511.22
                                                              ===============

         (b)   Principal Funding Investment Proceeds
               (to Class A)                                               N/A
         (c)   Withdrawals from  Reserve Account
               (to Class A)                                               N/A
                                                              ---------------
               Class A Available Funds                         $12,252,054.31
                                                              ===============

     3.  Principal Receivables / Investor Percentages
         --------------------------------------------

         (a)   The aggregate amount of Principal
               Receivables in the Trust as of the
               last day of the Monthly Period

                                                           $15,687,000,634.22


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1995-3
Page 3

         (b)  Invested Amount as of the last day
              of the preceding month (Adjusted
              Class A Invested Amount during
              Accumulation Period)
                                       Class A              $  830,000,000.00
                                       Class B                  65,000,000.00
                                       Collateral Inv. Amt.    105,000,000.00
                                                            -----------------
                                       Total                $1,000,000,000.00


         (c)  The Floating Allocation Percentage:
              The Invested Amount set forth in
              paragraph 3(b) above as a percentage
              of the aggregate amount of Principal
              Receivables as of the Record Date set
              forth in paragraph 3(a) above

                                       Class A                         5.291%
                                       Class B                         0.414%
                                       Collateral Inv. Amt.            0.669%
                                                            -----------------
                                       Total                           6.374%

         (d)  During the Amortization Period: The
              Invested Amount as of _______ (the
              last day of the Revolving Period)

                                       Class A                            N/A
                                       Class B                            N/A
                                       Collateral Inv. Amt.               N/A
                                                            -----------------
                                       Total                              N/A

         (e)  The Fixed/Floating Allocation
              Percentage: The Invested Amount set
              forth in paragraph 3(d) above as a
              percentage of the aggregate amount
              of Principal Receivables set forth
              in paragraph 3(a) above

                                       Class A                            N/A
                                       Class B                            N/A
                                       Collateral Inv. Amt.               N/A
                                                            -----------------
                                       Total                              N/A

     4.  Delinquent Balances.
         --------------------
         The aggregate amount of outstanding
         balances in the Accounts which were
         delinquent as of the end of the day
         on the last day of the Monthly Period

         (a)   35 - 64 days                                   $245,668,918.87
         (b)   65 - 94 days                                   $145,049,769.47
         (c)   95 - 124 days                                  $119,397,715.86
         (d)   125 - 154 days                                   94,582,145.20
         (e)   155 - 184 days                                   76,340,060.98
         (f)   185 or more days                                 65,603,367.91
                                                            -----------------
                                       Total                  $746,641,978.29
                                                            =================


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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                 Series 1995-3
Page 4

     5.  Monthly Investor Default Amount.
         --------------------------------

         (a)  The aggregate amount of all
              defaulted Principal Receivables
              written off as uncollectible during
              the Monthly Period allocable to the
              Invested Amount (the aggregate
              "Investor Default Amount")
                                       Class A                  $3,528,532.66
                                       Class B                     276,330.87
                                       Collateral Inv. Amt.        446,380.64
                                                            -----------------
                                       Total                    $4,251,244.17
                                                            =================

     6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
         -----------------------------------------------------

         (a)   The aggregate amount of Class A Investor
               Charge-Offs and the reductions in
               the Class B Invested Amount and the
               Collateral Invested Amount

                                       Class A                          $0.00
                                       Class B                           0.00
                                       Collateral Inv. Amt.              0.00
                                                            -----------------
                                       Total                            $0.00
                                                            =================

         (b)   The amounts set forth in paragraph 6(a)
               above, per $1,000 original certificate
               principal amount (which will have the
               effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                       Class A                          $0.00
                                       Class B                           0.00
                                       Collateral Inv. Amt.              0.00
                                                            -----------------
                                       Total                            $0.00
                                                            =================


         (c)   The aggregate amount of Class A Investor
               Charge-Offs reimbursed and the
               reimbursement of reductions in the
               Class B Invested Amount and the
               Collateral Invested Amount

                                       Class A                          $0.00
                                       Class B                           0.00
                                       Collateral Inv. Amt.              0.00
                                                            -----------------
                                       Total                            $0.00
                                                            =================


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1995-3
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         (d)  The amount set forth in paragraph 6(c)
              above, per $1,000 interest (which
              will have the effect of increasing,
              pro rata, the amount of each
              Certificateholder's investment)

                                       Class A                          $0.00
                                       Class B                           0.00
                                       Collateral Inv. Amt.              0.00
                                                            -----------------
                                       Total                            $0.00
                                                            =================

     7.  Investor Servicing Fee.
         -----------------------

         (a)  The amount of the Investor Monthly
              Servicing Fee payable by the Trust
              to the Servicer for the
              Monthly Period

                                       Class A                  $1,037,500.00
                                       Class B                      81,250.00
                                       Collateral Inv. Amt.        131,250.00
                                                            -----------------
                                       Total                    $1,250,000.00
                                                            =================

     8.  Reallocated Principal Collections
         ---------------------------------

         The amount of Reallocated Collateral and Class B Principal Collections applied in respect of Interest Shortfalls, Investor
         Default Amounts or Investor
         Charge-Offs for the prior month.

                                       Class B                          $0.00
                                       Collateral Inv. Amt.              0.00
                                                            -----------------
                                       Total                            $0.00
                                                            =================

     9.  Collateral Invested Amount
         --------------------------

         (a)  The amount of the Collateral Invested
              Amount as of the close of business on
              the related Distribution Date after
              giving effect to withdrawals, deposits
              and payments to be made in respect of
              the preceding month
                                                              $105,000,000.00

         (b)  The Required Collateral Invested Amount
              as of the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to
              be made in respect of the preceding month
                                                              $105,000,000.00



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MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1995-3
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     10.  The Pool Factor.
          ----------------

          The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                       Class A                     1.00000000
                                       Class B                     1.00000000
                                                            -----------------
                                       Total (weighted avg.)       1.00000000

     11.  The Portfolio Yield
          -------------------

          The Portfolio Yield for the related Monthly Period           12.61%

     12.  The Base Rate
          -------------

          The Base Rate for the related Monthly Period                  7.62%





 C.  Information Regarding the Principal Funding Account
     ---------------------------------------------------

     1.  Accumulation Period
         -------------------

         (a)  Accumulation Period commencement date                  03/31/98

         (b)  Accumulation Period length (months)                           2

         (c)  Accumulation Period Factor                                 7.75

         (d)  Required Accumulation Factor Number                          11

         (e)  Controlled Accumulation Amount                  $584,772,727.27

         (f)  Minumum Payment Rate (last 12 months)                     9.54%


     2.  Principal Funding Account
         -------------------------
     Beginning Balance                                                  $0.00
         Plus: Principal Collections for Related Monthly Period
               from Principal Account                                    0.00
         Plus: Interest on Principal Funding Account Balance for
               Related Monthly Period                        N/A
         Less: Withdrawals to Finance Charge Account         N/A
         Less: Withdrawals to Distribution Account                       0.00
                                                            -----------------
     Ending Balance                                                     $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1995-3
Page 7

     3.  Accumulation Shortfall
         ----------------------

               The Controlled Deposit Amount for
               the previous Monthly Period                                N/A

         Less: The amount deposited into the Principal
               Funding Account for the Previous Monthly
               Period                                                     N/A
                                                            -----------------

               Accumulation Shortfall                                     N/A
                                                            =================

               Aggregate Accumulation Shortfalls                          N/A
                                                            =================

     4.  Principal Funding Investment Shortfall
         --------------------------------------

               Covered Amount                                             N/A

         Less: Principal Funding Investment Proceeds                      N/A
                                                            -----------------

               Principal Funding Investment Shortfall                     N/A


     D.  Information Regarding the Reserve Account
         -----------------------------------------

         1.  Required Reserve Account Analysis

             (a)  Required Reserve Account Amount
                  percentage (0.5% of Class A Invested
                  Amount or other amount designated
                  by Transferor)                                        0.00%

             (b)  Required Reserve Account Amount ($)                   $0.00

             (c)  Required Reserve Account Balance after
                  effect of any transfers on the Related
                  Transfer Date                                         $0.00

             (d)  Reserve Draw Amount transferred to the
                  Finance Charge Account on the Related
                  Transfer Date                                         $0.00

         2.  Reserve Account Investment Proceeds
             -----------------------------------

             Reserve Account Investment Proceeds transferred
             to the Finance Charge Account on the Related
             Transfer Date                                                N/A

         3.  Withdrawals from the Reserve Account
             ------------------------------------

             Total Withdrawals from the Reserve Account
             transferred to the Finance Charge Account
             on the Related Transfer Date (1(d) plus 2 above)             N/A

         4.  The Portfolio Adjusted Yield
             ----------------------------

             The Portfolio Adjusted Yield for the
             related Mthly Period                                       4.89%


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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                                     FIRST USA BANK
                                     as Servicer


                                     By:  /s/ Steven L. McDonald
                                        -----------------------------------
                                         Steven L. McDonald
                                         Senior Vice President